Exhibit 99.1
INDEX TO FINANCIAL STATEMENTS

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)

Combined Financial Statements:
Report of Independent Registered Public Accounting Firm	6
Combined Statements of Net Assets to be Sold as of December 31, 2007 and 2006	7
Combined Statements of Revenues and Expenses for the Years Ended December 31, 2007 and 2006	8
Combined Statements of Changes in Net Assets as of December 31, 2007 and 2006	9
Combined Statements of Cash Flows for the Years Ended December 31, 2007 and 2006	10
Notes to Combined Financial Statements	11

Condensed Combined Financial Statements (unaudited):
Condensed Combined Net Assets to be Sold as of March 31, 2008 and December 31, 2007	16
Condensed Combined Statements of Revenues and Expenses for the Three Months Ended March 31, 2008 and 2007	17
Condensed Combined Statements of Cash Flows for the Three Months Ended March 31, 2008 and 2007	18
Notes to Condensed Combined Financial Statements	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession)
We have audited the accompanying combined statements of net assets to be sold of TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) (the “Company” or “Division”) as of December 31, 2007 and 2006, and the related combined statements of revenues and expenses, changes in net assets and cash flows for the years then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined statements of the net assets to be sold of TVT Records (a division of TeeVee Toons, Inc. — Debtor in Possession) as of December 31, 2007 and 2006, its revenues and expenses and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming TVT Records will continue as a going concern. As described in Note 2 to the financial statements, the Company continues to incur operating losses and Tee Vee Toons, Inc. — Debtor in Possession has filed for Chapter 11 Bankruptcy Protection. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management plans are discussed further in Note 2 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
/s/ Marcum & Kliegman LLP
New York, New York
September 11, 2008

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
COMBINED STATEMENTS OF NET ASSETS TO BE SOLD

	December 31,
	2007	2006
ASSETS
CURRENT ASSETS:
Accounts receivable, net of allowances of $4,939,577 for 2007 and $9,099,726 for 2006	$2,364,076	$5,328,701
Royalty advances	1,072,039	2,005,691
Inventory	141,921	88,536

Total current assets	3,578,036	7,422,928
Property and equipment—net	140,114	244,712

TOTAL ASSETS	$3,718,150	$7,667,640

LIABILITIES AND NET ASSETS TO BE SOLD
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$15,061,594	$18,765,852
Accrued royalties	7,119,760	6,823,177
Other current liabilities	389,462	312,999

Total current liabilities	22,570,816	25,902,028

COMMITMENTS AND CONTINGENCIES

NET ASSETS TO BE SOLD	(18,852,666)	(18,234,388)

TOTAL LIABILITIES AND NET ASSETS TO BE SOLD	$3,718,150	$7,667,640

See notes to the combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
COMBINED STATEMENTS OF REVENUES AND EXPENSES

	Year ended December 31,
	2007	2006

REVENUES	$16,002,812	$25,175,848

COST OF REVENUES	7,692,431	15,964,974

GROSS PROFIT	8,310,381	9,210,874

OPERATING EXPENSES	19,061,604	40,359,771

INTEREST EXPENSE	3,920,489	1,975,005

OTHER (INCOME) EXPENSES	(16,159)	115,037

EXPENSES IN EXCESS OF REVENUES	$(14,655,553)	$(33,238,939)

See notes the combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
COMBINED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended
	December 31,	December 31,
	2007	2006

Balance, beginning of year	$(18,234,388)	$1,974,868

Expenses in excess of revenues	(14,655,553)	(33,238,939)

Cash transfers from TeeVee Toons, Inc. — Debtor in Possession	14,037,275	13,029,683

Balance, end of year	$(18,852,666)	$(18,234,388)

See notes to the combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
COMBINED STATEMENTS OF CASH FLOWS

	Year ended December 31,
	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Expenses in excess of revenues	$(14,655,553)	$(33,238,939)
Adjustments to reconcile expense in excess of revenues to net cash used in operating activities:
Depreciation	112,525	251,193
Provision for doubtful accounts	2,175,797	1,146,798
Impairment of royalty advances	2,465,463	11,282,990
Changes in operating assets and liabilities:
Accounts receivable	788,828	(769,584)
Inventory	(53,385)	1,844,350
Royalty advances	(3,534,493)	(3,775,446)
Accounts payable and accrued expenses	(3,704,258)	12,705,386
Accrued royalties	2,299,265	(2,753,130)
Other current liabilities	76,463	312,999

Net cash used in operating activities	(14,029,348)	(12,993,383)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(7,927)	(36,300)

Net cash used in investing activities	(7,927)	(36,300)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash transferred from TeeVee Toons, Inc. — Debtor in Possession	14,037,275	13,029,683

Net cash provided by financing activities	14,037,275	13,029,683

INCREASE IN CASH AND CASH EQUIVALENTS	$—	$—

Interest expense paid	$3,920,489	$1,975,005

See notes to combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO COMBINED FINANCIAL STATEMENTS
1. DESCRIPTION OF BUSINESS
     TVT Records (the “Company” or “Division”) is a division of TeeVee Toons, Inc — Debtor in Possession. The Company develops, markets and promotes recording artists and distributes prerecorded music to retailers in the recorded music industry. The financial statements of TVT Records also include the operations of TVT Records UK, Ltd. and TVT Europe Gmbh. The operations of these foreign entities are deminimus. All intercompany transactions were eliminated in combination.
2. LIQUIDITY AND BASIS OF PRESENTATION
Liquidity — The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company continues to incur substantial losses, has a working capital deficit and TeeVee Toons, Inc. — Debtor in Possession, filed for bankruptcy protection in February 2008. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.
Management plans regarding these matters include restructuring its business by selling assets and/or arriving at a settlement of its obligations with its creditors as part of the bankruptcy process. There can be no assurance the Company will be successful with its plans. As of this date there have been no changes in events with respect to any final settlements regarding the bankruptcy status. As part of the bankruptcy process outside creditors were required to file their claims with the court in order to participate in any distributions. The amounts of any such filed claims may or may not be valid. Until the debtor-in-possession has completed its review process and confirmed a plan of reorganization no distributions will be paid to creditors on account of these claims. The ultimate distribution to creditors will be predicated on the allowed amount of these claims, which could be substantially different than those amounts currently recorded in the financial statements.
Basis of presentation — The accompanying combined financial statements pertain to TVT Records, a division of TeeVee Toons, Inc. — Debtor in Possession, and have been prepared pursuant to the Asset Purchase Agreement in accordance with accounting principals generally accepted in the United States of America. On February 19, 2008, TeeVee Toons, Inc. — Debtor in Possession filed for Chapter 11 and bankruptcy protection. These financial statements do not include any adjustments that may be necessary as a result of any impact or settlement of this bankruptcy filing.
This Division of TeeVee Toons, Inc. — Debtor in Possession has no separate legal status and operates as an integral part of TeeVee Toons, Inc. — Debtor in Possession. The accompanying combined statements of revenues and expenses are not necessarily indicative of the costs and expenses that would have been incurred had the component been operated as a stand-alone entity.
On June 26, 2008, the United States Bankruptcy Court of the Southern District of New York (“the Bankruptcy Court”) entered an order, that among other things, approved the sale of substantially all of the assets of TVT Records to The Orchard Enterprises, Inc. (“The Orchard”) pursuant to the terms and conditions of the form of asset purchase agreement provided to the Bankruptcy Court. On July 3, 2008, The Orchard and TVT Records entered into a definitive purchase agreement (the “Asset Purchase Agreement”) pursuant to which The Orchard (i) would acquire substantially all of the assets of TVT Records’ record label business operations including, but not limited to, masters, artists’ agreements, certain inventory, other property (the “Assets”) and (ii) assumed certain liabilities of TVT Records related to the Assets. The aggregate purchase price of the Assets was $5,050,000 (subject to reduction), and was paid as follows:
(i)	On July 3, 2008 (the “First Closing”), The Orchard paid to TVT Records the sum of $2,500,000 to acquire all the Assets, other than certain executionary contracts, the assignment of which were being objected to in TVT Record’s bankruptcy proceeding (the “Remaining Assets”). In addition, the Orchard placed $2,150,000 into escrow which when added to the $400,000 placed into escrow by The Orchard simultaneously with submitting its bid, resulted in an aggregate escrow of $2,550,000.

(ii)	On July 11, 2008 (the “Second Closing”), $2,050,000 was released from escrow and paid to TVT Records in consideration for the assets acquired on July 3, 2008.
The unreleased amount of $500,000 remains in escrow until the Bankruptcy Court issues a final, non-appealable order or series of orders (the “Order”) regarding the assignment and assumption of the Remaining Assets, which consist of certain executory contracts, the assignment of which are subject to objections in TVT Records’ bankruptcy proceeding. As individual objections are resolved, the Bankruptcy Court issues an Order approving the assignment and assumption of the related executory contract by the Company.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)
In addition to the purchase price referred to above, the Asset Purchase Agreement required The Orchard to cure certain monetary defaults of the Company relating to the Assets to be acquired by The Orchard in an amount not to exceed $1,025,000.
Corporate income and expenses of the Company include those items specifically identifiable to this Division and allocation, primarily based on usage estimates, of certain other corporate expenses. Corporate expenses allocated to this Division (which represent substantially all operating costs of the entire entity (TeeVee Toons, Inc. — Debtor in Possession)) are costs which benefit and are required for its operations. Certain general corporate expenses of the Company have not been allocated to this Division because they did not provide a direct or material benefit to this business. In addition, if the Division had not been part of TeeVee Toons, Inc. — Debtor in Possession during the periods presented, such corporate expenses would not have significantly changed as a result of not having to operate this business. In the opinion of management, these methods of allocating these costs are reasonable; however such costs do not necessarily equal the costs that this Division would have incurred on a stand-alone basis. Therefore, the financial information included herein may not necessarily reflect assets and liabilities, revenues and expenses and cash flows of this Division on a stand-alone basis in the future.
3. SIGNIFICANT ACCOUNTING POLICIES
     Use of Estimates —The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates. The most significant estimates relate to assessing the collectability of accounts receivable, warranty reserves, the recoverability of royalty advances , and the useful lives and potential impairment of property and equipment. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.
     Allowance for Doubtful Accounts —The Company establishes allowances for doubtful accounts based on credit profiles of its retailers, current economic and industry trends, contractual terms and conditions and historical payment experience, as well as for known or expected events.
     Fair Value of Financial Instruments —The carrying value of short-term financial instruments, including accounts receivable, accounts payable and accrued expenses, and accrued royalties approximates their fair value due to the short-term nature of these items.
     Concentrations of Credit Risk —The Company’s customers are primarily retailers headquartered in the United States. Accounts receivable are generally unsecured. The revenues from three (2007) and one (2006) of its customers, account for a significant portion of its total revenues. Revenues from these customers were approximately 36% and 10% for the years ended December 31, 2007 and 2006, respectively. Accounts receivable from these customers were $1,975,076 and $1,955,911 at December 31, 2007 and 2006, respectively.
     Royalty Advances — Advances to established recording artists and direct costs associated with the preparation of record masters are capitalized when there is a reasonable basis for establishing that they are recoverable by the Company from future royalties to be earned by the artists. The advances are expensed as the related royalties are earned or when amounts are determined to be unrecoverable. The Company expenses advances to artists for whom experience and current popularity does not provide a sound basis for estimating that the advance will be recouped from royalties to be earned. The recoverability of these assets is assessed upon initial commitment of the advance, based upon TVT’s forecast of anticipated revenues from the sale of future and existing music products. In determining whether these amounts are recoverable, TVT evaluates the current and past popularity of the artist or songwriter, the initial or expected commercial acceptability of the product, the current and past popularity of the genre of music that the product is designed to appeal to, and other relevant factors. Based upon this information, the portion of such advances that is believed not to be recoverable is expensed. All advances and digital rights acquisition costs are assessed for recoverability periodically, at minimum, on a quarterly basis. For the years ended December 31, 2007 and 2006, the Company recorded an impairment charge of $2,465,463 and $11,282,990, respectively.

     Royalties Payable —The Company is liable for royalties to artists, producers and publishers based upon the number of units sold, net of returns. Such royalties are first applied against advances and other expenses recoupable from the artists and producers. Royalties are payable quarterly or semiannually and are subject to audits by the artists, producers and publishers.
     Property and Equipment —Property and equipment, consisting primarily of office equipment, computer equipment, and furniture and fixtures, are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets.
     Major renewals and improvements are capitalized and minor replacements, maintenance and repairs are charged to current operations as incurred. Upon retirement or disposal of assets, the cost and related accumulated depreciation are removed from the combined statements of net assets and any gain or loss is reflected in the combined statements of revenues and expenses.
     Inventory —Inventory consists of cassettes, CDs, vinyl and component parts stated at the lower of average cost on the first-in,

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)
first-out basis or market value.
     Revenue Recognition —Revenue from sale of CDs is recognized upon shipment of the product. As is customary in the industry, retailers that comply with all appropriate payment terms have the right to return units not sold. Accordingly, an allowance for future returns is provided based upon the Company’s historical experience and records of unsold inventory held by retailers. The returns allowance is presented, along with the allowance for doubtful, as a reduction of accounts receivable in the accompanying combined financial statements.
Royalty income includes revenue earned from the sale of the Company’s products under licensing agreements as well as from the exploitation of copyrights to musical compositions. Royalty income is recognized upon the receipt of earnings statements from licensees and notification of the sales. Royalty advances received by the Company relative to its licensing or distribution agreements are recorded as revenue when earned or upon termination of the licensing or distribution agreement, provided the Company has no further commitments thereunder.
In accordance with the Financial Accounting Standards Board’s Emerging Issue Task Force Issue No. 01-9, “Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor’s Products),” the Company records advertising credits given to customers as a reduction of sales.
     Advertising and Promotion — Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2007 and 2006 was $3,103,529 and $5,472,904 respectively.
     Income Taxes — The operations of the Division are included in the tax filings of TeeVee Toons, Inc. — Debtor in Possession. TeeVee Toons, Inc. — Debtor in Possession has elected to be taxed as an S Corporation under the Internal Revenue Code (the “Code”) for Federal and New York State purposes. Under the provisions of these jurisdictions, TeeVee Toons, Inc. - Debtor in Possession’s income is taxed primarily to the stockholder of TeeVee Toons, Inc. — Debtor in Possession. This entity may be subject to certain minimum local taxes. No provision for income taxes has been provided for as a result of current and historical operating losses.
     Recent Accounting Pronouncements — In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). This Statement defines fair value, establishes a framework for measuring fair value and expands disclosure of fair value measurements. SFAS No. 157 applies under other accounting pronouncements that require or permit fair value measurements and accordingly, does not require any new fair value measurements. In February 2008, the FASB issued FASB Staff Position No. FAS 157-2, “Effective Date of FASB Statement No. 157”, which provides a one year deferral of the effective date of SFAS No. 157 for non-financial assets and non-financial liabilities, except those that are recognized or disclosed in the financial statements at fair value at least annually. The Company will adopt the provisions of SFAS No. 157 as of January 1, 2008. The adoption of SFAS No. 157 will not have a material effect on the Company’s combined financial statements.
In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”). SFAS No. 159 provides companies with an option to report selected financial assets and liabilities at fair value. SFAS No. 159’s objective is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)
related assets and liabilities differently. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between Companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 requires Companies to provide additional information that will help investors and other users of financial statements to more easily understand the effect of the Company’s choice to use fair value on its earnings. It also requires entities to display the fair value of those assets and liabilities for which the Company has chosen to use fair value on the face of the balance sheet. We will adopt SFAS No. 159 as of January 1, 2008. The adoption of SFAS No. 159 will not have a material effect on the Company’s combined financial statements.
In December 2007, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 141(R), Business Combinations (“SFAS 141(R)”), which replaces SFAS No. 141, Business Combinations . SFAS 141(R) establishes principles and requirements for determining how an enterprise recognizes and measures the fair value of certain assets and liabilities acquired in a business combination, including non-controlling interests, contingent consideration, and certain acquired contingencies. SFAS 141(R) also requires acquisition-related transaction expenses and restructuring costs be expensed as incurred rather than capitalized as a component of the business combination. SFAS 141(R) will be applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. SFAS 141(R) would have an impact on the accounting for any businesses acquired by the Company after the effective date of the pronouncement.
In December 2007, the FASB issued SFAS No. 160, Non-controlling Interests in Consolidated Financial Statements-An Amendment of ARB No. 51 (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the non-controlling interest in a subsidiary (previously referred to as minority interests). SFAS 160 also requires that a retained non-controlling interest upon the deconsolidation of a subsidiary be initially measured at its fair value. Upon adoption of SFAS 160, the Company would be required to report any non-controlling interests as a separate component of stockholders’ equity (deficit). The Company would also be required to present any net income (loss) allocable to non-controlling interests and net income (loss) attributable to the stockholders of the Company separately in its consolidated statements of operations. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. SFAS 160 requires retroactive adoption of the presentation and disclosure requirements for existing minority interests. All other requirements of SFAS 160 shall be applied prospectively. SFAS 160 would have an impact on the presentation and disclosure of the non-controlling interests of any non wholly-owned businesses acquired by the Company in the future.
In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“SFAS No. 161”). SFAS No. 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS No. 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The guidance in SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. Management has determined at this time that this pronouncement does not apply to any of its transactions.
In April 2008, the FASB issued FASB Staff Position SFAS 142-3, Determination of the Useful Life of Intangible Assets (“FSP SFAS 142-3”). FSP SFAS 142-3 amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, Goodwill and Other Intangible Assets. The objective of this FSP is to improve the consistency between the useful life of a recognized intangible asset under Statement 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, Business Combinations, and other U.S. GAAP principles. FSP SFAS 142-3 is effective for fiscal years beginning after December 15, 2008. The adoption of FSP SFAS 142-3 is effective January 1, 2009 and is not expected to have a material impact on the Company’s combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO COMBINED FINANCIAL STATEMENTS—(Continued)
4. PROPERTY AND EQUIPMENT
     Property and equipment at December 31, 2007 and 2006 consist of the following:

	Useful
	Lives
	(Years)	2007	2006
Computer and office equipment	5	$1,846,918	$1,838,991
Furniture and fixtures	7	565,734	565,734

Total cost		2,412,652	2,404,725
Less accumulated depreciation		(2,272,538)	(2,160,013)

Property and equipment—net		$140,114	$244,712

     Depreciation expense was $112,525 and $251,193 for the years ended December 31, 2007 and 2006, respectively.
5. INVENTORY
Inventory consists of, cassettes, CD’s, vinyl, finished CD’s and component parts totaling $141,921 and $88,536 at December 31, 2007 and 2006, respectively.
6. COMMITMENTS AND CONTINGENCIES
     Litigation and Indemnification — The Company is a defendant in a matter in which a jury has awarded the plaintiff $2,300,000 of compensatory damages and $2,300,000 in punitive damages during 2007. The Company has recorded provisions for such amounts as of December 31, 2006. The Company is appealing both the compensatory and punitive awards. In connection with this matter, the Company also pledged certain assets for these damages.
Pursuant to a settlement agreement entered into in November 2006, the Company agreed to pay the sum of $2,300,000 to settle all claims made with respect to the exploitation of a musical composition. The settlement stipulated payments were to be made as follows: $500,000 each by December 15, 2006, March 31 2007, June 30, 2007 and September 30, 2007 and a final payment of $300,000 due by November 30, 2007. During 2007, the full obligation has been paid.
     Disputed Royalties — As of December 31, 2007, the Company was in dispute with certain publishing companies regarding royalties owned for past services. These artists are claiming the Company has under reported earned royalties to them for amounts approximating $10 million dollars. The Company believes these claims are without merit and intends to vigorously defend their position. The Company has recorded approximately $1 million dollars in provisions to cover these claims and management believes this will be sufficient. However, there is no assurance the Company will be successful with their position.
     As of this date there have been no significant changes in the status of the above legal and disputed matters.
     Lease obligations — TVT’s share of its non-cancelable pro-rata minimum lease obligations, related to its rental facilities is as follows:

2008	$391,300
2009	406,952
2010	422,604
2011	422,604
2012	422,604
Thereafter	1,854,762

Total	$3,920,826

Rent expense for the years ended December 31, 2007 and 2006, was $396,460 and $290,774, respectively.
     TeeVee Toons, Inc. — Debtor in Possession Obligations — TVT Records, is a division of Tee Vee Toons, Inc. — Debtor in Possession. Tee Vee Toons, Inc. — Debtor in Possession requires substantial resources to operate and also has outstanding debt obligations which are collateralized by the assets of the entire company, including the assets of TVT Records. TeeVee Toons, Inc. — Debtor in Possession is also a party to various litigation matters which could be significant. Should any of the matters described above result in a negative outcome, TVT Records may be significantly impaired.
TVT Records receives all of its financial support from TeeVee Toons, Inc. — Debtor in Possession, whereby such funds were obtained by TeeVee Toons, Inc. — Debtor in Possession through the issuance of debt obligations. For the years ended December 31, 2007 and 2006, the Company borrowed $14,037,275 and $13,029,683 from TeeVee Toons, Inc. — Debtor in Possession. Interest charges for the years ended December 31, 2007 and 2006, were $3,920,489 and $1,975,005, respectively (based on cumulative borrowed funds) at rates raising from 8% to 17%.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
CONDENSED COMBINED STATEMENTS OF NET ASSETS TO BE SOLD

	March 31,	December 31,
	2008	2007
	(Unaudited)

ASSETS
CURRENT ASSETS:
Accounts receivable, net	$2,534,254	$2,364,076
Royalty advances	1,017,532	1,072,039
Inventory	162,025	141,921

Total current assets	3,713,811	3,578,036
Property and equipment—net	137,359	140,114

TOTAL ASSETS	$3,851,170	$3,718,150

LIABILITIES AND NET ASSETS TO BE SOLD
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$15,386,152	$15,061,594
Accrued royalties	7,739,978	7,119,760
Other current liabilities	627,382	389,462

Total current liabilities	23,753,512	22,570,816

COMMITMENTS AND CONTINGENCIES

NET ASSETS TO BE SOLD	(19,902,342)	(18,852,666)

TOTAL LIABILITIES AND NET ASSETS TO BE SOLD	$3,851,170	$3,718,150

See notes to condensed combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
CONDENSED COMBINED STATEMENTS OF REVENUES AND EXPENSES

	Three Months ended March 31,
	2008	2007
	(Unaudited)

REVENUES	$2,463,302	$4,521,969

COST OF REVENUES	942,730	1,968,271

GROSS PROFIT	1,520,572	2,553,698

OPERATING EXPENSES	2,788,481	6,403,174

INTEREST EXPENSE	664,351	902,584

OTHER EXPENSE (INCOME)	99,470	(47,434)

EXPENSES IN EXCESS OF REVENUES	$(2,031,730)	$(4,704,626)

See notes to condensed combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
CONDENSED COMBINED STATEMENTS OF CASH FLOWS

	Three Months ended March 31,
	2008	2007
	(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Expenses in excess of revenues	$(2,031,730)	$(4,704,626)
Adjustments to reconcile expenses in excess of revenues to net cash used in operating activities:
Depreciation	13,820	18,634
Provision for doubtful accounts	—	491,647
Impairment of royalty advances	—	329,930
Changes in operating assets and liabilities:
Accounts receivable	(170,178)	3,680,652
Inventory	(20,104)	42,905
Royalty advances	(192,631)	(511,295)
Accounts payable and accrued expenses	324,558	(1,267,507)
Accrued royalties	867,356	606,848
Other current liabilities	237,920	39,328

Net cash used in operating activities	(970,989)	(1,273,484)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(11,065)	(2,739)

Net cash used in investing activities	(11,065)	(2,739)

CASH FLOWS FROM FINANCING ACTIVITIES:
Cash transferred from TeeVee Toons, Inc. — Debtor in Possession	982,054	1,276,223

Net cash provided by financing activities	982,054	1,276,223

INCREASE IN CASH AND CASH EQUIVALENTS	$—	$—

Interest expense paid	$664,351	$902,584

See notes to condensed combined financial statements.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS —(Continued)
1. DESCRIPTION OF BUSINESS
     TVT Records (the “Company” or “Division”) is a division of TeeVee Toons, Inc — Debtor in Possession. The Company develops, markets and promotes recording artists and distributes prerecorded music to retailers in the recorded music industry. The financial statements of TVT Records also include the operations of TVT Records UK, Ltd. and TVT Europe Gmbh. The operations of these foreign entities are deminimus. All intercompany transactions were eliminated in combination.
2. LIQUIDITY AND BASIS OF PRESENTATION
Liquidity — The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company continues to incur substantial losses, has a working capital deficit and TeeVee Toons, Inc. — Debtor in Possession, filed for bankruptcy protection in February 2008. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.
Management plans regarding these matters include restructuring its business by selling assets and/or arriving at a settlement of its obligations with its creditors as part of the bankruptcy process. There can be no assurance the Company will be successful with its plans. As of this date there have been no changes in events with respect to any final settlements regarding the bankruptcy status. As part of the bankruptcy process outside creditors were required to file their claims with the court in order to participate in any distributions. The amounts of any such filed claims may or may not be valid. Until the debtor-in-possession has completed its review process and confirmed a plan of reorganization no distributions will be paid to creditors on account of these claims. The ultimate distribution to creditors will be predicated on the allowed amount of these claims, which could be substantially different than those amounts currently recorded in the financial statements.
Basis of presentation — The accompanying combined financial statements pertain to TVT Records, a division of TeeVee Toons, Inc. — Debtor in Possession, and have been prepared pursuant to the Asset Purchase Agreement in accordance with accounting principals generally accepted in the United States of America. On February 19, 2008, TeeVee Toons, Inc. — Debtor in Possession filed for Chapter 11 and bankruptcy protection. These financial statements do not include any adjustments that may be necessary as a result of any impact or settlement of this bankruptcy filing.
This Division of TeeVee Toons, Inc. — Debtor in Possession has no separate legal status and operates as an integral part of TeeVee Toons, Inc. — Debtor in Possession. The accompanying condensed combined statements of revenues and expenses are not necessarily indicative of the costs and expenses that would have been incurred had the component been operated as a stand-alone entity.
The accompanying unaudited condensed combined financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and notes required by U.S. generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month period ended March 31, 2008 and 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. TVT’s annual financial statements for the years ended December 31, 2007 and 2006, included herein this filing, should be read in conjunction with these interim financial statements.
On June 26, 2008, the United States Bankruptcy Court of the Southern District of New York (“the Bankruptcy Court”) entered an order, that among other things, approved the sale of substantially all of the assets of TVT Records to The Orchard Enterprises, Inc. (“The Orchard”) pursuant to the terms and conditions of the form of asset purchase agreement provided to the Bankruptcy Court. On July 3, 2008, The Orchard and TVT Records entered into a definitive purchase agreement (the “Asset Purchase Agreement”) pursuant to which The Orchard (i) would acquire substantially all of the assets of TVT Records’ record label business operations including, but not limited to, masters, artists’ agreements, certain inventory, other property and (ii) assumed certain liabilities of TVT Records related to the Assets. The aggregate purchase price of the Assets was $5,050,000 (subject to reduction), and was paid as follows:
(i)	On July 3, 2008 (the “First Closing”), The Orchard paid to TVT Records the sum of $2,500,000 to acquire all the Assets, other than certain executionary contracts, the assignment of which were being objected to in TVT Record’s bankruptcy proceeding (the “Remaining Assets”). In addition, the Orchard placed $2,150,000 into escrow which when added to the $400,000 placed into escrow by The Orchard simultaneously with submitting its bid, resulted in an aggregate escrow of $2,550,000.

(ii)	On July 11, 2008 (the “Second Closing”), $2,050,000 was released from escrow and paid to TVT Records in consideration for the assets acquired on July 3, 2008.
The unreleased amount of $500,000 remains in escrow until the Bankruptcy Court issues a final, non-appealable order or series of orders (the “Order”) regarding the assignment and assumption of the Remaining Assets, which consist of certain executory contracts, the assignment of which are subject to objections in TVT Records’ bankruptcy proceeding. As individual objections are resolved, the Bankruptcy Court issues an Order approving the assignment and assumption of the related executory contract by the Company.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS —(Continued)
In addition to the purchase price referred to above, the Asset Purchase Agreement required The Orchard to cure certain monetary defaults of TVT Records relating to the Assets to be acquired by The Orchard in an amount not to exceed $1,025,000.
Corporate income and expenses of the Company include those items specifically identifiable to this Division and allocation, primarily based on usage estimates, of certain other corporate expenses. Corporate expenses allocated to this Division (which represent substantially all operating costs of the entire entity (TeeVee Toons, Inc. — Debtor in Possession)) are costs which benefit and are required for its operations. Certain general corporate expenses of the Company have not been allocated to this Division because they did not provide a direct or material benefit to this business. In addition, if the Division had not been part of TeeVee Toons, Inc. — Debtor in Possession during the periods presented, such corporate expenses would not have significantly changed as a result of not having to operate this business. In the opinion of management, these methods of allocating these costs are reasonable; however such costs do not necessarily equal the costs that this Division would have incurred on a stand-alone basis. Therefore, the financial information included herein may not necessarily reflect assets and liabilities, revenues and expenses and cash flows of this Division on a stand-alone basis in the future.
3. SIGNIFICANT ACCOUNTING POLICIES
     Use of Estimates —The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates. The most significant estimates relate to assessing the collectability of accounts receivable, the recoverability of royalty advances , and the useful lives and potential impairment of property and equipment. Estimates and assumptions are reviewed periodically and the effects of revisions are reflected in the period that they are determined to be necessary.
4. COMMITMENTS AND CONTINGENCIES
     Litigation and Indemnification — The Company is a defendant in a matter in which a jury has award the plaintiff $2,300,000 of compensatory damages and $2,300,000 in punitive damages during 2007. The Company has recorded provisions for such amounts as of December 31, 2006. The Company is appealing both the compensatory and punitive awards. In connection with this matter, the Company also pledged certain assets for these damages.
Pursuant to a settlement agreement entered into in November 2006, the Company agreed to pay the sum of $2,300,000 to settle all claims made with respect to the exploitation of a musical composition. The settlement stipulated payments were to be made as follows: $500,000 each by December 15, 2006, March 31 2007, June 30, 2007 and September 30, 2007 and a final payment of $300,000 due by November 30, 2007, the full obligation has been paid.
Disputed Royalties — As of December 31, 2007, the Company was in dispute with certain publishing companies regarding royalties owned for past services. These artists are claiming the Company has under reported earned royalties to them for amounts approximating $10 million dollars. The Company believes these claims are without merit and intends to vigorously defend their position. The Company has recorded approximately $1 million dollars in provisions to cover these claims and management believes this will be sufficient. However, there is no assurance the Company will be successful with their position.
     As of this date there have been no significant changes in the status of the above legal and disputed matters.

TVT RECORDS (A DIVISION OF TEEVEE TOONS, INC. — DEBTOR IN POSSESSION)
NOTES TO CONDENSED COMBINED FINANCIAL STATEMENTS —(Continued)
     Obligations — TVT Records, is a division of Tee Vee Toons, Inc. — Debtor in Possession. TeeVee Toons, Inc. — Debtor in Possession requires substantial resources to operate and also has outstanding debt obligations which are collateralized by the assets of the entire company, including the assets of TVT Records. TeeVee Toons, Inc. — Debtor in Possession is also party to various litigation matters which could be significant. Should any of the matters described above result in a negative outcome, TVT Records may be significantly impaired.
TVT Records receives all of its financial support from TeeVee Toons, Inc. — Debtor in Possession, whereby such funds were obtained by TeeVee Toons, Inc. — Debtor in Possession through the issuance of debt obligations. For the three months ended March 31, 2008 and 2007, the Company borrowed $982,054 and $1,276,223 from TeeVee Toons, Inc. — Debtor in Possession. Interest charges for the three months ended March 31, 2008 and 2007, were $664,351 and $902,584, respectively (charged on cumulative borrowed funds) at rates raising from 8% to 17%.